SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report July 15, 1999
                                         -------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    -------
                 (State or other jurisdiction of incorporation)


         1-3950                                       38-0549190
         ------                                       ----------
   (Commission File Number)                   (IRS Employer Identification No.)


The American Road, Dearborn,  Michigan                                 48121
--------------------------------------                                 -----
(Address of principal executive offices)                           (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------



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Item 5.  Other Events.
---------------------

         Ford Motor Company, a Delaware corporation (the "Company"), has registered Debt Securities ("Debt Securities") pursuant to Registration
Statement No. 333-67211 and Registration  Statement No. 333-82625.  The Debt
Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933.
The Company has created a series of Debt Securities for issuance under an Indenture dated as of February 15, 1992, as supplemented by a First
Supplemental  Indenture  dated as of December 5, 1996, between Ford and The
Bank of New York  designated as the Company's  7.45% Global  Landmark
Securities due July 16, 2031 in the aggregate principal amount of $1,800,000,000 (the "Notes"). Copies of tax opinions and consents relating to the issuance of the Notes are filed as exhibits to this Reports.

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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                                     EXHIBITS
                                                     --------

Designation                    Description                                  Method of Filing
-----------                    -----------                                  ----------------
Exhibit 8.1                Opinion of Shearman & Sterling.             Filed with this Report

Exhibit 8.2                Opinion of Sullivan & Cromwell.             Filed with this Report

Exhibit 23.1               Consent of Shearman & Sterling is           Filed with this Report
                           contained in their opinion set forth
                           in Exhibit 8.1.

Exhibit 23.2               Consent of Sullivan & Cromwell is           Filed with this Report
                           contained in their opinion set forth
                           in Exhibit 8.1.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                         FORD MOTOR COMPANY
                                         ------------------
                                         (Registrant)


Date: July 15, 1999                     By: /s/Peter Sherry, Jr.
                                            --------------------
                                            Peter Sherry, Jr.
                                            Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


DESIGNATION                        DESCRIPTION                             PAGE
-----------                        -----------                             ----

Exhibit 8.1                        Opinion of Shearman & Sterling.

Exhibit 8.2                        Opinion of Sullivan & Cromwell.

Exhibit 23.1 Consent of Shearman & Sterling is contained in their opinion set forth in Exhibit 8.1.

Exhibit 23.2 Consent of Sullivan & Cromwell is contained in their opinion set forth in Exhibit 8.1.